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                                                                   Exhibit 10.40

  SUMMARY OF THE REGISTRANT'S COMPENSATORY ARRANGEMENTS WITH EXECUTIVE OFFICERS

Name and Title                                                    Base Salary
--------------                                                    -----------
Paul Sagan                                                        $400,000
President and CEO-Elect

J. Donald Sherman                                                 $300,000
Senior Vice President - CFO-Elect

George Conrades                                                   $ 40,000(1)
Executive Chairman

Melanie Haratunian                                                $240,000
Vice President and General Counsel

Robert Hughes                                                     $350,000
Executive Vice President - Global Sales, Services and Marketing

Tom Leighton                                                      $ 20,000
Chief Scientist

Chris Schoettle                                                   $300,000
Executive Vice President - Technology, Networks and Support

Cathy Welsh                                                       $220,000
Chief Human Resources Officer

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(1)  Reflects cash compensation for serving as Executive Chairman of the Board of Directors